Exhibit 10.1
AMENDMENT NO. 2
TO
LOAN AND SECURITY AGREEMENT
     This Amendment No. 2 to Loan and Security Agreement (this “Amendment”) is entered into this 20th day of April, 2007, by and among Silicon Valley Bank, a California corporation (“Bank”), and Covad Communications Group, Inc., a Delaware corporation (“Group”), Covad Communications Company, a California corporation (“Company”), and NextWeb, Inc., a California corporation (“Nextweb”, together with Company and Group, individually a “Borrower” and collectively, “Borrowers”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).
Recitals
     A. Borrowers and Bank have entered into that certain Loan and Security Agreement dated as of April 13, 2006 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Bank has agreed to extend and make available to Borrowers certain advances of money.
     B. Subject to the representations and warranties of Borrowers herein and upon the terms and conditions set forth in this Amendment, Bank is willing to so amend the Loan Agreement.
agreement
     NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:
1. Amendments to Loan Agreement.
          1.1 Section 6.7 Financial Covenants. Section 6.7 of the Loan Agreement is amended and restated in its entirety with the following:
          6.7 Financial Covenants.
          (a) Borrowers shall maintain, measured as of the last day of each fiscal quarter during the following periods, on a consolidated basis with respect to Group and its Subsidiaries, Tangible Net Worth of at least the following:

Period	Tangible Net Worth
Effective Date through March 31, 2006	$40,000,000
April 1, 2006 through June 30, 2006	$35,000,000
July 1, 2006 through September 30, 2006	$20,000,000
October 1, 2006 through December 31, 2006	$10,000,000

Period	Tangible Net Worth
January 1, 2007 through March 31, 2007	$32,000,000
April 1, 2007 through June 30, 2007	$22,000,000
July 1, 2007 through September 30, 2007	$16,000,000
October 1, 2007 through December 31, 2007 and each fiscal quarter thereafter	$8,000,000
          (b) Borrowers shall maintain, measured as of the last day of each month, on a consolidated basis with respect to Group and its Subsidiaries:
          Liquidity Coverage. A ratio of unrestricted cash and Cash Equivalents plus short term and long term Investments (each determined according to GAAP) plus 25% of Eligible Accounts to the outstanding Obligations hereunder of not less than (1) 1.50:1.00 measured as of the last day of March, June, September and December and (2) 1.25:1.00 measured as of the last day of any other month.
          (c) Capital expenditures (as determined according to GAAP) shall not exceed (1) $30,000,000 for the fiscal year ending 2006, (2) $35,000,000 for the fiscal year ending 2007 and (3) $35,000,000 for the fiscal year ending 2008; provided however, Fully Funded Capital Expenditures will be excluded from such calculations.
          1.2 Section 6.2(b) Financial Statements, Reports, Certificates. Section 6.2(b) of the Loan Agreement is amended and restated in its entirety with the following:
          (b) [Intentionally Blank]
          1.3 The definition of “Revolving Line Maturity Date” in Section 13.1 of the of the Loan Agreement is amended and restated in its entirety with the following::
          “Revolving Line Maturity Date” is April 19, 2009.
          1.4 Exhibit D, “Compliance Certificate” of the Loan Agreement is amended and restated in its entirety and replaced with Exhibit A attached hereto.
     2. Borrowers’ Representations And Warranties. Each Borrower represents and warrants that:
          (a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;
          (b) each Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

2

          (c) the certificate of incorporation or articles of incorporation (as applicable), bylaws and other organizational documents of each Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
          (d) the execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of each Borrower;
          (e) this Amendment has been duly executed and delivered by each Borrower and is the binding obligation of such Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and
          (f) as of the date hereof, such Borrower has no defenses against the obligations to pay any amounts under the Obligations. Each Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with such Borrower in connection with this Amendment and in connection with the Loan Documents.
          Each Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.
     3. Limitation. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification to any instrument or agreement the execution and delivery of which is consented to hereby. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.
     4. Effectiveness. This Amendment shall become effective upon (a) the receipt by Bank of this Amendment duly executed by Borrowers and reaffirmation of Unconditional Secured Guarantees executed by each of the Guarantors attached hereto as Exhibit B, (b) receipt by Bank of an amendment fee equal to $110,000, (c) receipt by Bank of certificates of Borrowers’ good standings from their respective states of organization and (d) payment by Borrowers of all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.
     5. Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if

3

the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.
     6. Integration. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrowers shall remain in full force and effect.
     7. Governing Law; Venue. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrowers and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.
[signature page follows]

4

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWERS:

COVAD COMMUNICATIONS GROUP, INC.

By	/s/ Justin Spencer
Name:	Justin Spencer
Title:	Acting Chief Financial Officer

COVAD COMMUNICATIONS COMPANY

By	/s/ Justin Spencer
Name:	Justin Spencer
Title:	Acting Chief Financial Officer

NEXTWEB, INC.

By	/s/ Justin Spencer
Name: Title:	Justin Spencer Acting Chief Financial Officer

BANK:

SILICON VALLEY BANK

By	/s/ Tom Smith
Name:	Tom Smith
Title:	Senior Relationship Manager

Effective Date: April 20, 2007

EXHIBIT A
EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	COVAD COMMUNICATIONS GROUP, INC. and
COVAD COMMUNICATIONS COMPANY
The undersigned authorized officers of COVAD COMMUNICATIONS GROUP, INC. (“Group”), COVAD COMMUNICATIONS COMPANY (“Company”), and NEXTWEB, INC. (“NextWeb”, together with Company and Group, each individually a “Borrower” and collectively, “Borrowers”) certify on behalf of the Borrower for which the authorizing officer in question is signing that under the terms and conditions of the Loan and Security Agreement among Borrowers and Bank (the “Agreement”), (1) such Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default regarding such Borrower, (3) all representations and warranties in the Agreement regarding such Borrower are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) such Borrower, and each of Group’s Subsidiaries, has timely filed all required tax returns and reports, and each Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by such Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against such Borrower or any of Group’s Subsidiaries relating to unpaid employee payroll or benefits of which such Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certify that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledge that no borrowings may be requested at any time or date of determination that such Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly CC	Monthly within 30 days if any Obligations are outstanding at such time	Yes	No

Annual financial statement (CPA Audited) + CC	FYE within 90 days	Yes	No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes	No

Borrowing Base Certificate A/R & A/P Agings when Advances are requested	Monthly within 30 days	Yes	No

Financial Covenant	Required	Actual	Complies
Maintain on a Quarterly Basis:

Minimum Tangible Net Worth	Through 3/31/06 $40,000,000
4/1/06-6/30/06 $35,000,000
7/1/06-9/30/06 $20,000,000
10/1/06-12/31/06 $10,000,000
1/1/07 3/31/07 $32,000,000
4/1/07-6/30/07 $22,000,000
7/1/07-9/30/07 $16,000,000
10/1/07-12/31/07 and each fiscal
	quarter thereafter $8,000,000	$	Yes No

Maintain on a Monthly Basis:

Minimum Liquidity Coverage	1.50:1.00 measured as of the
last day of March, June,
September and December
1.25:1.00 measured as of the
	last day of any other month	$	$

Capital Expenditures	Fiscal year 2006 $30,000,000
Fiscal year 2007 $35,000,000
	Fiscal year 2008 $35,000,000	$	$
     The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.
     The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

COVAD COMMUNICATIONS GROUP, INC.	BANK USE ONLY

By	Received by:

Name:		authorized signer

Title:	Date:

COVAD COMMUNICATIONS COMPANY

By	Verified:

Name:		authorized signer

Title:	Date:

Compliance Status: Yes No

NEXTWEB, INC.

By

Name:

Title:

Schedule 1 to Compliance Certificate
Financial Covenants of Borrowers
Dated:
I. Tangible Net Worth (Section 6.7(a))
Required: $___

Effective Date through March 31, 2006	$40,000,000

April 1, 2006 through June 30, 2006	$35,000,000
July 1, 2006 through September 30, 2006	$20,000,000
October 1, 2006 through December 31, 2006	$10,000,000
January 1, 2007 through March 31, 2007	$32,000,000
April 1, 2007 through June 30, 2007	$22,000,000
July 1, 2007 through September 30, 2007	$16,000,000
October 1, 2007 through December 31, 2007 and each fiscal quarter thereafter	$8,000,000
Actual:

A. Tangible Net Worth	$
Is line A equal to or greater than the corresponding amount for the quarter referenced above?

___ No, not in compliance	___ Yes, in compliance
II. Liquidity Coverage (Section 6.7(b)
Required: 1.50:1.00 measured as of the last day of March, June, September and December
1.25:1.00 measured as of the last day of any other month
Actual:

A. Unrestricted cash and Cash Equivalents	$
B. 25% of Eligible Accounts	$
C. Short term and long term Investments	$
D. Liquidity (line A plus line B plus line C)	$
E. Aggregate outstanding Obligations	$
F. Liquidity Coverage (line D divided by line E)
Is line C equal to or greater than 1.50:1:00 or 1.25:1.00, as applicable?

___ No, not in compliance	___ Yes, in compliance
III. Capital Expenditures (Section 6.7(c)

Required:	$30,000,000 for the fiscal year ending 2006
$35,000,000 for the fiscal year ending 2007
$35,000,000 for the fiscal year ending 2008
Fully Funded Capital Expenditures will be excluded from such calculations.
Actual:
Is the actual capital expenditures less than the corresponding amount for the quarter referenced above?

___ No, not in compliance	___ Yes, in compliance

EXHIBIT B
Reaffirmation of Unconditional Secured Guaranty
     This Reaffirmation of Unconditional Secured Guaranty is entered into as of April 20, 2007, by each of the undersigned (individually a “Guarantor” and collectively, the “Guarantors”) in favor of SILICON VALLEY BANK (“Bank”).
     Whereas, Guarantors executed and delivered to Bank the Unconditional Secured Guarantees dated as of April 13, 2006 (the “Guaranty”) with respect to the obligations of Covad Communications Group, Inc., a Delaware corporation (“Group”), Covad Communications Company, a California corporation (“Company”), and NextWeb, Inc., a California corporation (“Nextweb”, together with Company and Group, individually a “Borrower” and collectively, “Borrowers”) under a Loan and Security Agreement dated as of April 13, 2006 (the “Loan Agreement”) by and among Borrowers and Bank; and
     Whereas, Borrowers and Bank are amending the Loan Agreement pursuant to that certain Amendment No.2 to the Loan and Security Agreement dated as of the date hereof (“Amendment No. 2”) to, among other things, increase the Revolving Line Maturity Date from April 13, 2008 to April 19, 2009 (undefined terms herein shall have the meanings provided in the Loan Agreement).
     Now therefore, for valuable consideration, receipt of which is acknowledged, each Guarantor hereby agrees as follows:
     1. Reaffirmation of Guaranty. Each Guarantor hereby ratifies and reaffirms its obligations under its Guaranty and agrees that none of the modifications to the Loan Agreement as set forth in Amendment No. 2 shall impair such Guarantor’s obligations under its Guaranty or Bank’s rights under its Guaranty.
     2. Continuing Effect and Absence of Defenses. Each Guarantor acknowledges that its Guaranty is still in full force and effect and that such Guarantor has no defenses, other than actual payment of the guaranteed obligations, to enforcement of the Guaranty. Each Guarantor waives any and all defenses to enforcement of the Guaranty that might otherwise be available as a result of the amendment of the Loan Agreement.

DIECA COMMUNICATIONS, INC.

By:

Title:

LASER LINK.NET, INC.

By:

Title: